Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Fourth Quarter		Year-to-Date
	2017	2016	2017	2016
NET SALES	$3,413.5	$2,920.4	$12,747.2	$11,406.9
COSTS AND EXPENSES
Cost of sales	2,165.1	1,843.8	7,969.2	7,139.7
Gross margin	1,248.4	1,076.6	4,778.0	4,267.2
% of Net Sales	36.6%	36.9%	37.5%	37.4%
Selling, general and administrative	793.3	683.8	2,980.1	2,623.9
% of Net Sales	23.2%	23.4%	23.4%	23.0%
Operating margin	455.1	392.8	1,797.9	1,643.3
% of Net sales	13.3%	13.5%	14.1%	14.4%
Other - net	57.7	46.3	289.7	196.9
Loss (gain) on sales of businesses	1.0	—	(264.1)	—
Pension settlement	(0.6)	—	12.2	—
Restructuring charges	8.6	21.7	51.5	49.0
Income from operations	388.4	324.8	1,708.6	1,397.4
Interest - net	46.6	42.5	182.5	171.3
EARNINGS BEFORE INCOME TAXES	341.8	282.3	1,526.1	1,226.1
Income taxes	60.7	26.5	300.5	261.2
NET EARNINGS	281.1	255.8	1,225.6	964.9
Less: net (loss) earnings attributable to non-controlling interests	(0.4)	0.3	(0.4)	(0.4)
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$281.5	$255.5	$1,226.0	$965.3

EARNINGS PER SHARE OF COMMON STOCK
Basic	$1.88	$1.74	$8.19	$6.61
Diluted	$1.84	$1.71	$8.04	$6.51
DIVIDENDS PER SHARE	$0.63	$0.58	$2.42	$2.26
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	150,080	147,145	149,629	146,041
Diluted	153,412	149,440	152,449	148,207

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	December 30, 2017	December 31, 2016
ASSETS
Cash and cash equivalents	$637.5	$1,131.8
Accounts and notes receivable, net	1,635.9	1,302.8
Inventories, net	2,018.4	1,478.0
Assets held for sale	—	523.4
Other current assets	274.3	352.5
Total current assets	4,566.1	4,788.5
Property, plant and equipment, net	1,742.5	1,451.2
Goodwill and other intangibles, net	12,283.5	8,993.5
Other assets	487.8	401.7
Total assets	$19,079.9	$15,634.9
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$5.3	$4.3
Current maturities of long-term debt	983.4	7.8
Accounts payable	2,021.0	1,640.4
Accrued expenses	1,352.1	1,101.5
Liabilities held for sale	—	53.5
Total current liabilities	4,361.8	2,807.5
Long-term debt	2,843.0	3,815.3
Other long-term liabilities	3,575.2	2,638.5
Stanley Black & Decker, Inc. shareowners’ equity	8,297.1	6,367.0
Non-controlling interests’ equity	2.8	6.6
Total liabilities and shareowners' equity	$19,079.9	$15,634.9

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Fourth Quarter		Year-to-Date
		2017	2016	2017	2016
	OPERATING ACTIVITIES
	Net earnings	$281.1	$255.8	$1,225.6	$964.9
	Depreciation and amortization	122.7	102.8	460.7	408.0
	Loss (gain) on sales of businesses	1.0	—	(264.1)	—
	Changes in working capital[1]	523.1	450.5	(261.1)	57.2
	Other	22.9	26.1	257.5	55.1
	Net cash provided by operating activities	950.8	835.2	1,418.6	1,485.2
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(164.5)	(125.3)	(442.4)	(347.0)
	Premium paid on equity option	—	—	(25.1)	—
	Proceeds from issuances of common stock	43.3	367.2	90.8	418.5
	Proceeds from issuance of preferred stock	—	—	727.5	—
	Proceeds from sales of businesses, net of cash sold	11.6	24.0	756.9	24.0
	Business acquisitions, net of cash acquired	(19.0)	—	(2,601.1)	(59.3)
	Net short-term (repayments) borrowings	(575.9)	(90.5)	(76.7)	1.9
	Net investment hedge settlements	8.3	41.4	(23.3)	104.7
	Non-controlling interest buyouts	—	(12.5)	(3.2)	(12.5)
	Cash dividends on common stock	(95.0)	(87.0)	(362.9)	(330.9)
	Cash settlement on forward stock purchase contracts	—	(147.4)	—	(147.4)
	Purchases of common stock for treasury	(12.5)	(11.4)	(28.7)	(374.1)
	Effect of exchange rate changes on cash	(0.5)	(78.9)	81.0	(101.7)
	Other	7.6	(3.8)	(5.7)	5.0
	Net cash used in investing and financing activities	(796.6)	(124.2)	(1,912.9)	(818.8)
	Increase (decrease) in Cash and Cash Equivalents	154.2	711.0	(494.3)	666.4
	Cash and Cash Equivalents, Beginning of Period	483.3	420.8	1,131.8	465.4
	Cash and Cash Equivalents, End of Period	$637.5	$1,131.8	$637.5	$1,131.8

	Free Cash Flow Computation[2]
	Operating cash flow	$950.8	$835.2	$1,418.6	$1,485.2
	Less: capital and software expenditures	(164.5)	(125.3)	(442.4)	(347.0)
	Free cash flow (before dividends)	$786.3	$709.9	$976.2	$1,138.2

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Fourth Quarter		Year-to-Date
	2017	2016	2017	2016
NET SALES
Tools & Storage	$2,430.2	$1,933.8	$8,862.4	$7,469.2
Industrial	473.5	453.8	1,946.0	1,840.3
Security	509.8	532.8	1,938.8	2,097.4
Total	$3,413.5	$2,920.4	$12,747.2	$11,406.9
SEGMENT PROFIT
Tools & Storage	$391.9	$312.4	$1,450.1	$1,266.9
Industrial	75.8	69.2	352.3	304.4
Security	55.5	69.9	212.3	269.2
Segment Profit	523.2	451.5	2,014.7	1,840.5
Corporate Overhead	(68.1)	(58.7)	(216.8)	(197.2)
Total	$455.1	$392.8	$1,797.9	$1,643.3
Segment Profit as a Percentage of Net Sales
Tools & Storage	16.1%	16.2%	16.4%	17.0%
Industrial	16.0%	15.2%	18.1%	16.5%
Security	10.9%	13.1%	11.0%	12.8%
Segment Profit	15.3%	15.5%	15.8%	16.1%
Corporate Overhead	(2.0)%	(2.0)%	(1.7)%	(1.7)%
Total	13.3%	13.5%	14.1%	14.4%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Fourth Quarter 2017
		Reported	Acquisition- Related Charges & Other[1]	Normalized[2]	FOURTH QUARTER 2016
	Gross margin	$1,248.4	$4.3	$1,252.7	$1,076.6
	% of Net Sales	36.6%		36.7%	36.9%
	Selling, general and administrative	793.3	(10.9)	782.4	683.8
	% of Net Sales	23.2%		22.9%	23.4%
	Operating margin	455.1	15.2	470.3	392.8
	% of Net Sales	13.3%		13.8%	13.5%
	Earnings before income taxes	341.8	27.1	368.9	282.3
	Income taxes	60.7	(26.1)	34.6	26.5
	Net earnings attributable to common shareowners	281.5	53.2	334.7	255.5
	Diluted earnings per share of common stock	$1.84	$0.34	$2.18	$1.71

		Year-to-Date 2017
		Reported	Acquisition- Related Charges & Other[1]	Normalized[2]	YEAR-TO-DATE 2016
	Gross margin	$4,778.0	$46.8	$4,824.8	$4,267.2
	% of Net Sales	37.5%		37.8%	37.4%
	Selling, general and administrative	2,980.1	(37.7)	2,942.4	2,623.9
	% of Net Sales	23.4%		23.1%	23.0%
	Operating margin	1,797.9	84.5	1,882.4	1,643.3
	% of Net Sales	14.1%		14.8%	14.4%
	Earnings before income taxes	1,526.1	(107.8)	1,418.3	1,226.1
	Income taxes	300.5	(17.3)	283.2	261.2
	Net earnings attributable to common shareowners	1,226.0	(90.5)	1,135.5	965.3
	Diluted earnings per share of common stock	$8.04	$(0.59)	$7.45	$6.51

1
Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, gains or losses on sales of businesses, and a one-time net tax charge related to the recently enacted U.S. tax legislation.

2
The normalized 2017 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges, gains or losses on sales of businesses, and a one-time net tax charge related to the recently enacted U.S. tax legislation.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Fourth Quarter 2017
		Reported	Acquisition- Related Charges[1]	Normalized[2]	FOURTH QUARTER 2016
	SEGMENT PROFIT
	Tools & Storage	$391.9	$13.6	$405.5	$312.4
	Industrial	75.8	—	75.8	69.2
	Security	55.5	1.1	56.6	69.9
	Segment Profit	523.2	14.7	537.9	451.5
	Corporate Overhead	(68.1)	0.5	(67.6)	(58.7)
	Total	$455.1	$15.2	$470.3	$392.8
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.1%		16.7%	16.2%
	Industrial	16.0%		16.0%	15.2%
	Security	10.9%		11.1%	13.1%
	Segment Profit	15.3%		15.8%	15.5%
	Corporate Overhead	(2.0)%		(2.0)%	(2.0)%
	Total	13.3%		13.8%	13.5%

		Year-to-Date 2017
		Reported	Acquisition- Related Charges[1]	Normalized[2]	YEAR-TO-DATE 2016
	SEGMENT PROFIT
	Tools & Storage	$1,450.1	$81.8	$1,531.9	$1,266.9
	Industrial	352.3	—	352.3	304.4
	Security	212.3	2.0	214.3	269.2
	Segment Profit	2,014.7	83.8	2,098.5	1,840.5
	Corporate Overhead	(216.8)	0.7	(216.1)	(197.2)
	Total	$1,797.9	$84.5	$1,882.4	$1,643.3
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.4%		17.3%	17.0%
	Industrial	18.1%		18.1%	16.5%
	Security	11.0%		11.1%	12.8%
	Segment Profit	15.8%		16.5%	16.1%
	Corporate Overhead	(1.7)%		(1.7)%	(1.7)%
	Total	14.1%		14.8%	14.4%

1	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs.
2
The normalized 2017 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related charges.